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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 25, 2007



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)



  Registrant's telephone number, including area code:  (972) 518-1300


                                Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

 Item 1.01.  Entry Into A Material Definitive Agreement

 On January 25, 2007, Carrington Laboratories, Inc. ("Carrington") entered into a Trademark License and Supply Agreement ("Agreement") with Mannatech, Incorporated ("Mannatech"), effective January 1, 2007. The initial term of the Agreement expires on December 31, 2009. Under the terms of the Agreement, Mannatech has agreed to purchase from Carrington certain minimum monthly quantities of Manapol[R] powder. The Agreement also grants Mannatech a non-exclusive, royalty free right to use the Manapol[R] trademark, in connection with Mannatech's labeling, advertising and sale of its products.


 Item 9.01.  Financial Statements and Exhibits.

      (d)    Exhibits.


      EXHIBIT
      NUMBER              DESCRIPTION
      ------              -----------

       99.1* Trademark License and Supply Agreement dated January 25, 2007, between Carrington Laboratories, Inc. and Mannatech, Incorporated.



 __________________
 * Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date:  January 31, 2007       By: /s/ Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer

                              INDEX TO EXHIBITS

      Exhibit
      Number              Description
      ------              -----------

       99.1* Trademark License and Supply Agreement dated January 25, 2007, between Carrington Laboratories, Inc. and Mannatech, Incorporated.

 __________________
 * Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.